UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

Insys Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Benson Lane Chandler, Arizona		85224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 500-3127

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On November 14, 2019, the Debtors filed the Amended Joint Chapter 11 Plan Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors (the “Amended Plan”) and the related disclosure statement (the “Amended Disclosure Statement”) with the Bankruptcy Court. The Amended Plan and Amended Disclosure Statement are subject to approval by the Bankruptcy Court. The Amended Plan and the Amended Disclosure Statement amend the initial plan and the disclosure statement, which were filed with the Bankruptcy Court on September 17, 2019.

A hearing to consider approval of the Amended Disclosure Statement is scheduled to be held before the Bankruptcy Court on November 21, 2019 at 1:00 p.m. (Eastern Time). The Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Amended Plan upon the Bankruptcy Court’s approval of the Amended Disclosure Statement. There can be no assurance that the Debtors’ stakeholders will accept the Amended Plan or that the Bankruptcy Court will approve the Amended Disclosure Statement or confirm the Amended Plan.

The Amended Plan and the Amended Disclosure Statement amend the previously filed plan and disclosure statement, respectively, to incorporate and describe, among other things, a pro rata distribution structure that provides for distributions to allowed claims in accordance with a plan distribution formula that estimates each overall class of claims.  The Amended Plan and Amended Disclosure Statement also incorporate a new convenience class and provides for the administration of class proofs of claims filed by representatives within plan classes.

The Amended Plan will become effective if the Amended Plan receives the requisite approval from holders of claims, the Bankruptcy Court enters an order confirming the Amended Plan, and the conditions to the effectiveness of the Amended Plan, as stated therein, are satisfied or waived in accordance with the terms of the Amended Plan. Following the effectiveness of the Amended Plan, the Amended Plan provides for the establishment of cash reserves to satisfy administrative expenses of the Debtors and other claims entitled to priority under the Bankruptcy Codes, and the Company’s remaining assets to be placed in two liquidating trusts free and clear of claims and interests. One liquidating trust will hold the Company’s assets related to product liability insurance, and the other will hold all other Company assets. The liquidating trusts will undertake the final liquidation of the Company’s assets and, administration and reconciliation of all claims against the Company, including any distributions to claim holders. The Amended Plan further provides for the shares of common stock of the Company to be canceled for no consideration, for one new share of common stock of the parent entity to be issued to one of the liquidating trusts, and for the dissolution of the Company and its subsidiaries after all transfers of the Company’s assets to the liquidating trusts have been consummated.

The Amended Plan and the Amended Disclosure Statement, as well as Bankruptcy Court filings and other information related to the Chapter 11 Cases, are or will be available at a website administered by the Company’s noticing and claims agent, Epiq Bankruptcy Solutions LLC, at https://dm.epiq11.com/Insys. The Solicitation Materials will also be available at https://dm.epiq11.com/Insys. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

The foregoing description of the Amended Plan and Amended Disclosure Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan and Amended Disclosure Statement, copies of which are filed as Exhibit 99.1 and 99.2 hereto and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Amended Plan and Amended Disclosure Statement, the anticipated mailing date of the Solicitation Materials, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; uncertainty associated with the Company’s ability to complete the sale of its assets as contemplated by the Bankruptcy Petitions; trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated November 14, 2019
99.2	Disclosure Statement for Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated November 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2019	Insys Therapeutics, Inc.

	By:	/s/ Andrece Housley
Andrece Housley
Chief Financial Officer